UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Patriot Premium Dividend Fund II

Semiannual Report
4.30.08

Ticker | **PDT**

Portfolio summary

Top 10 holdings[1]

Devon Energy Corp., 6.49%, Ser A	2.9%	MetLife, Inc., 6.50%, Ser B	2.5%

NSTAR	2.9%	Merrill Lynch & Co., Inc., 6.375%	2.5%

Alabama Power Co., 5.20%	2.7%	Duquesne Light Co., 6.50%	2.5%

Southern Union Co., 7.55%, Ser A	2.6%	HSBC USA, Inc., $2.8575	2.4%

PPL Electric Utilities Corp., 6.25%	2.6%	CH Energy Group, Inc.	2.3%

Industry distribution[1]

Multi-utilities	31%	Diversified banks	3%

Electric utilities	26%	Integrated telecommunication
		services	3%
Investment banking & brokerage	9%
		Consumer finance	3%
Gas & oil exploration & production	8%
		Agricultural products	2%
Other diversified financial services	5%
		Other	4%
Life & health insurance	3%

Gas utilities	3%

1 As a percentage of the Fund’s total investments on April 30, 2008.

6	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 4-30-08 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 43.65%		$266,134,824

(Cost $267,536,604)

Electric Utilities 5.34%		32,522,778

Duke Energy Corp.	500,000	9,155,000

Great Plains Energy, Inc.	79,070	2,027,355

Pinnacle West Capital Corp.	250,000	8,485,000

Progress Energy, Inc.	303,500	12,743,965

Progress Energy, Inc. CVO (B)(I)	337,750	111,458

Industrial Conglomerates 0.70%		4,251,000

General Electric Co.	130,000	4,251,000

Integrated Telecommunication Services 3.03%		18,488,156

AT&T, Inc.	345,000	13,354,950

FairPoint Communications, Inc.	2,504	23,062

Verizon Communications, Inc.	132,800	5,110,144

Multi-Utilities 33.75%		205,803,113

Alliant Energy Corp.	500,000	18,835,000

Ameren Corp.	165,400	7,502,544

CH Energy Group, Inc.	619,750	21,914,360

Consolidated Edison, Inc.	185,000	7,696,000

Dominion Resources, Inc.	340,000	14,752,600

DTE Energy Co.	535,000	21,565,850

Energy East Corp.	870,300	19,842,840

Integrys Energy Group, Inc.	355,000	17,000,950

NiSource, Inc.	519,500	9,299,050

NSTAR	840,000	27,056,400

OGE Energy Corp.	270,000	8,826,300

TECO Energy, Inc.	661,500	10,590,615

Vectren Corp.	129,300	3,656,604

Xcel Energy, Inc.	830,000	17,264,000

Other Diversified Financial Services 0.83%		5,069,777

Bank of America Corp.	135,050	5,069,777

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	7

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 109.20%			$665,800,145

(Cost $721,411,071)

Agricultural Products 3.37%			20,532,891

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	224,250	20,532,891

Broadcasting & Cable TV 0.17%			1,032,203

Comcast Corp., 7.00%	BBB+	42,530	1,032,203

Consumer Finance 3.11%			18,943,021

HSBC Finance Corp., 6.36%, Depositary Shares, Ser B	A	35,600	788,896

SLM Corp., 6.97%, Ser A	BB	445,500	18,154,125

Diversified Banks 4.24%			25,840,287

HSBC Holdings Plc, 6.20%, Ser A	A	25,000	562,500

HSBC USA, Inc., $2.8575 (G)	AA–	494,950	22,396,488

Royal Bank of Scotland Group Plc, 5.75%, Ser L	A	145,300	2,881,299

Electric Utilities 34.38%			209,647,119

Alabama Power Co., 5.20%	BBB+	1,218,875	25,291,656

Carolina Power & Light Co., $4.20	Baa2	41,151	3,456,684

Carolina Power & Light Co., $5.44	BBB–	11,382	1,012,998

Central Illinois Light Co., 4.64%	Ba1	7,460	654,849

Central Maine Power Co., 4.75% (G)	Baa2	11,015	826,125

Connecticut Light & Power Co., 3.90%, Ser 1949	Baa3	27,255	973,516

Duquesne Light Co., 6.50%	BB	519,900	23,005,575

Entergy Arkansas, Inc., 6.45%	BB+	350,000	8,717,205

Entergy Mississippi, Inc., 6.25%	BB+	667,000	17,321,190

FPC Capital I, 7.10%, Ser A	BBB–	211,300	5,206,432

Georgia Power Co., 6.00%, Ser R	A	260,000	6,346,600

Great Plains Energy, Inc., 4.50%	BB+	12,510	1,063,350

HECO Capital Trust III, 6.50%	BB+	173,300	4,051,754

Interstate Power & Light Co., 7.10%, Ser C	BBB–	184,600	4,799,600

Interstate Power & Light Co., 8.375%, Ser B	Baa2	132,800	3,891,040

NSTAR Electric Co., 4.25%	A–	122,309	8,561,630

NSTAR Electric Co., 4.78%	A–	112,280	8,870,120

PPL Electric Utilities Corp., 4.40%	BBB	29,790	2,450,228

PPL Electric Utilities Corp., 4.60%	BBB	3,917	379,704

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	1,000,000	23,937,500

PPL Energy Supply, LLC, 7.00%	BBB	277,500	6,956,925

Public Service Electric & Gas Co., 4.30%, Ser C	BB+	8,280	641,700

Southern California Edison Co., 6.00%, Ser C	BBB–	80,000	7,747,504

Southern California Edison Co., 6.125%	BBB–	195,000	19,067,354

Union Electric Co., $3.70	BB	12,262	822,320

Virginia Electric & Power Co., $6.98	BBB	45,500	4,575,594

Virginia Electric & Power Co., $7.05	BBB	30,200	3,089,838

Westar Energy, Inc., 6.10%	BBB	435,000	10,848,900

Wisconsin Public Service Corp., 6.76%	BBB+	49,478	5,079,228

See notes to financial statements

8	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Gas Utilities 4.28%			$26,084,982

Southern Union Co., 7.55%, Ser A	BB	997,200	24,281,820

Southwest Gas Capital II, 7.70%	BB	72,300	1,803,162

Government U.S. Agency 0.64%			3,899,480

Fannie Mae, 8.25%	AA–	99,500	2,491,480

Freddie Mac, 8.375%, Ser Z	AA–	55,000	1,408,000

Integrated Telecommunication Services 1.19%			7,258,920

AT&T, Inc., 6.375%	A	100,000	2,499,000

Telephone & Data Systems, Inc., 6.625%	BB+	240,400	4,759,920

Investment Banking & Brokerage 14.51%			88,498,405

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	278,000	9,896,800

Bear Stearns Cos., Inc. (The),
5.72%, Depositary Shares, Ser F	BBB+	328,760	11,835,360

Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	BBB+	207,600	7,971,840

Goldman Sachs Group, Inc., 6.20%, Ser B	A	129,500	3,041,955

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	546,100	19,659,600

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	287,000	10,920,350

Merrill Lynch & Co., Inc.,
6.375%, Depositary Shares, Ser 3	A–	1,160,000	23,664,000

Morgan Stanley Capital Trust III, 6.25%	A	70,000	1,508,500

Life & Health Insurance 4.42%			26,959,380

MetLife, Inc., 6.50%, Ser B	BBB	1,035,000	23,836,050

Prudential Plc, 6.75%	A–	139,000	3,123,330

Movies & Entertainment 0.68%			4,163,489

Viacom, Inc., 6.85%	BBB	181,100	4,163,489

Multi-Utilities 14.30%			87,185,307

Baltimore Gas & Electric Co., 6.70%, Ser 1993	BBB–	20,250	2,087,016

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Ba1	134,000	13,839,694

BGE Capital Trust II, 6.20%	BBB–	615,300	14,490,315

PNM Resources, Inc., 6.75%, Conv	BB+	282,361	7,742,339

Public Service Electric & Gas Co., 4.08%, Ser A	BB+	5,000	367,000

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	53,677	3,985,517

Public Service Electric & Gas Co., 6.92%	BB+	131,425	14,349,967

SEMPRA Energy, $4.36	BBB+	38,500	3,022,250

SEMPRA Energy, $4.75, Ser 53	BBB+	12,610	1,052,935

South Carolina Electric & Gas Co., 6.52%	Baa2	220,000	21,869,386

Xcel Energy, Inc., $4.08, Ser B	BBB–	8,610	721,088

Xcel Energy, Inc., $4.11, Ser D	BBB–	33,691	2,889,003

Xcel Energy, Inc., $4.16, Ser E	BBB–	9,410	768,797

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	9

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Oil & Gas Exploration & Production 12.17%			$74,182,239

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	94,567	9,515,804

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	236,649	19,900,714

Devon Energy Corp., 6.49%, Ser A	BB+	267,645	27,065,601

Nexen, Inc., 7.35%	BB+	728,400	17,700,120

Other Diversified Financial Services 6.52%			39,786,745

Bank of America Corp., 6.204%,
Depositary Shares, Ser D	A+	960,000	21,254,400

Bank of America Corp., 6.625%	A+	360,000	8,283,600

Citigroup Capital IX, 6.00%	A	14,300	299,585

Citigroup Capital VII, 7.125% (G)	A	30,000	724,500

Citigroup Inc., 8.125%	A	302,500	7,668,375

DB Capital Trust II, 6.55%	A+	45,275	1,005,105

General Electric Capital Corp., 6.625%	AAA	21,700	551,180

Regional Banks 0.77%			4,717,500

Wachovia Corp., 8.00%	A	187,500	4,717,500

Specialized Finance 1.00%			6,070,876

CIT Group, Inc., 6.35%, Ser A	BBB+	439,600	6,070,876

Thrifts & Mortgage Finance 1.45%			8,813,291

Sovereign Bancorp, Inc., 7.30%,
Depositary Shares, Ser C	BB+	449,800	8,813,291

Trucking 1.53%			9,344,400

AMERCO, 8.50%, Ser A	B	390,000	9,344,400

Wireless Telecommunication Services 0.47%			2,839,610

United States Cellular Corp., 7.50%	BB+	129,900	2,839,610

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 1.05%			$6,423,000

(Cost $6,423,000)

Consumer Finance 1.05%			6,423,000

Chevron Funding Corp., 5-1-08	1.950%	$6,423	6,423,000

Total investments (Cost $995,370,675)† 153.90%			$938,357,969

Other assets and liabilities, net 3.86%			$23,556,361

Fund preferred shares, at liquidation value (57.76%)			($352,180,312)

Total net assets applicable to common shareholders 100.00%			$609,734,018

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

See notes to financial statements

10	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments

CVO Contingent Value Obligation

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $111,458 or 0.02% of the net assets applicable to common shareholders as of April 30, 2008.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $20,532,891 or 3.37% of the net assets applicable to common shareholders as of April 30, 2008.

† The cost of investments owned on April 30, 2008, including short-term investments, for Federal income tax purposes, was $998,512,702. Gross unrealized appreciation and depreciation of investments aggregated $27,087,772 and $87,242,505, respectively, resulting in net unrealized depreciation of $60,154,733.

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-08 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (Cost $995,370,675)	$938,357,969
Cash	815
Receivable for investments sold	21,442,932
Dividends and interest receivable	3,443,866
Receivable from affiliates	164,307

Total assets	963,409,889

Liabilities

Payable to affiliates
Management fees	654,513
Other	110,120
Other payables and accrued expenses	730,926

Total liabilities	1,495,559
Dutch Action Rate Transferable Securities (DARTS)
Series A, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 500 shares issued,
liquidation preference of $100,000 per share	50,239,050
(DARTS) Series B, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 500 shares issued,
liquidation preference of $100,000 per share	50,202,903
(DARTS) Series C, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 685 shares issued,
liquidation preference of $100,000 per share	70,136,311
(DARTS) Series D, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 700 shares issued,
liquidation preference of $100,000 per share	68,581,164
(DARTS) Series E, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 525 shares issued,
liquidation preference of $100,000 per share	52,760,837
(DARTS) Series F, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 600 shares issued,
liquidation preference of $100,000 per share	60,260,047

See notes to financial statements

12	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 4-30-08 (unaudited) (continued)

Net assets

Common shares capital paid-in	$658,042,010
Accumulated net realized gain on investments	8,498,325
Net unrealized depreciation of investments	(57,012,706)
Accumulated net investment income	206,389
Net assets applicable to common shares	$609,734,018

Net asset value per common share

Based on 55,368,340 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$11.01

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 4-30-08 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to DARTS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $8,041)	$30,719,797
Interest	134,989

Total investment income	30,854,786

Expenses

Investment management fees (Note 3)	4,023,484
Administration fees (Note 3)	496,065
DARTS auction fees	451,083
Transfer agent fees (Note 3)	184,492
Printing fees	133,695
Professional fees	107,708
Custodian fees	104,149
Registration and filing fees	22,345
Trustees’ fees	12,902
Miscellaneous	18,848

Total expenses	5,554,771
Net investment income	25,300,015

Realized and unrealized gain (loss)

Net realized gain on investments	14,863,691
Change in net unrealized appreciation (depreciation) of investments	(105,239,568)

Net realized and unrealized loss	(90,375,877)

Distributions to DARTS
Distributions to DARTS Series A	(1,252,395)
Distributions to DARTS Series B	(1,250,278)
Distributions to DARTS Series C	(1,896,971)
Distributions to DARTS Series D	(1,882,049)
Distributions to DARTS Series E	(1,324,907)
Distributions to DARTS Series F	(1,542,793)
(9,149,393)
Decrease in net assets from operations	($74,225,255)

1 Semiannual period from 11-1-07 to 4-30-08.

See notes to financial statements

14	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	10-31-07	4-30-08[1]

Increase (decrease) in net assets

From operations
Net investment income	$23,583,915	$25,300,015
Net realized gain	7,122,811	14,863,691
Change in net unrealized appreciation (depreciation)	(16,161,380)	(105,239,568)
Distributions to DARTS	(7,937,522)	(9,149,393)

Increase (decrease) in net assets resulting from operations	6,607,824	(74,225,255)

Distributions to common shareholders
From net investment income	(16,005,501)	(16,107,428)
From net realized gain	—	(784,872)
	(16,005,501)	(16,892,300)
From Fund share transactions (Note 4)	524,910,667	(8,365,803)

Total increase (decrease)	515,512,990	(99,483,358)

Net assets

Beginning of period	193,704,386	709,217,376

End of period[2]	$709,217,376	$609,734,018

1 Semiannual period from 11-1-07 to 4-30-08. Unaudited.
2 Includes accumulated net investment income of $163,195 and $206,389, respectively.

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	10-31-07	4-30-08[2]

Per share operating performance

Net asset value,
beginning of period	$10.01	$10.99	$11.73	$11.78	$12.87	$12.61
Net investment income[3]	0.87	0.84	0.85	0.88	0.87	0.45
Net realized and unrealized
gain (loss) on investments	1.21	0.80	0.14	1.11	(0.24)	(1.59)
Distributions to DARTS	(0.08)	(0.09)	(0.17)	(0.25)	(0.29)	(0.16)
Total from investment operations	2.00	1.55	0.82	1.74	0.34	(1.30)
Less distributions to
common shareholders
From net investment income	(1.02)	(0.81)	(0.77)	(0.65)	(0.60)	(0.29)
From net realized gain	—	—	—	—	—	(0.01)
	(1.02)	(0.81)	(0.77)	(0.65)	(0.60)	(0.30)
Net asset value, end of period	$10.99	$11.73	$11.78	$12.87	$12.61	$11.01
Per share market value,
end of period	$11.14	$11.19	$11.05	$11.26	$10.59	$9.47
Total return at NAV (%)[4,5]	21.24[6]	14.80[6]	7.14[6]	15.91	3.32	(9.99)[7]
Total return at market value (%)[4,5]	30.87	8.06	5.35	8.11	(0.83)	(7.81)[7]

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$165	$177	$177	$194	$709	$610
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.91	1.78	1.67	1.67	1.71	1.73[8]
Expenses net of fee waivers, if any	1.91	1.78	1.67	1.67	1.71	1.73[8]
Expenses net of all fee waivers
and credits[9]	1.91	1.78	1.67	1.67	1.71	1.73[8]
Net investment income[10]	8.45	7.38	6.96	7.36	6.86	7.87[8]
Portfolio turnover (%)	9	9	11	24	14[11]	5

Senior securities

Total value of DARTS outstanding
(in millions)	$100	$100	$100	$100	$351	$351
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100	$100
Asset coverage per unit[12]	$264,239	$272,034	$276,340	$292,301	$300,814	$288,918

See notes to financial statements

16	Patriot Premium Dividend Fund II | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous Independent Registered Public Accounting Firm.

2 Semiannual period from 11-1-07 to 4-30-08. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

6 Unaudited.

7 Not annualized.

8 Annualized.

9 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.16%, 1.12%, 1.08%, 1.07%, 1.13% and 1.12%, respectively.

10 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.14%, 4.66%, 4.50%, 4.74%, 4.54% and 5.10%, respectively.

11 Excludes merger activity.

12 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Semiannual report | Patriot Premium Dividend Fund II	17

Notes to financial statements (unaudited)

Note 1
Organization

John Hancock Patriot Premium Dividend Fund II (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among

18	Patriot Premium Dividend Fund II | Semiannual report

other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $3,561,487 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: October 31, 2009 — $5,711, October 31, 2010 — $1,075,016, October 31, 2011 — $79,976, October 31, 2012 —$51,881 and October 31, 2013 — $2,348,903. Availability of a certain amount of the loss carryforwards, which were acquired on May 29, 2007, in a merger with John Hancock Patriot Preferred Dividend Fund, on June 4, 2007, in a merger with John Hancock Patriot Global Dividend Fund, on June 25, 2007, in a merger with John Hancock Patriot Premium Dividend Fund I, and on October 10, 2007, in a merger with John Hancock Patriot Select Dividend Trust, may be limited in a given year.

The Fund has adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), at the beginning of the Fund’s fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of April 30, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $23,943,023.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Semiannual report | Patriot Premium Dividend Fund II	19

Note 3
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund’s average weekly net asset value and the value attributable to the Dutch Auction Rate Transferable Securities preferred shares (DARTS) (collectively, managed assets), plus 5.00% of the Fund’s weekly gross income which amounted to $1,542,739 for the period ended April 30, 2008. The effective rate for the period ended April 30, 2008 is 0.81% of the Fund’s average daily net asset value. The Adviser’s total fee is limited to a maximum amount equal to 1.00% annually of the Fund’s average weekly managed assets. For the period ended April 30, 2008, the advisory fee incurred did not exceed the maximum advisory fee allowed. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, compliance, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets. The compensation for the period amounted to $496,065.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/ or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 4
Fund share transactions

Common shares

This listing illustrates the Fund’s common shares issued in reorganization and repurchased during the year ended October 31, 2007, and the period ended April 30, 2008, along with the corresponding dollar value.

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2008. During the period ended April 30, 2008, the Fund repurchased 854,600 common shares or 1.52% of the outstanding common shares.

	Year ended 10-31-07		Period ended 4-30-08[1]
	Shares	Amount	Shares	Amount
Issued in reorganization (Note 6)	41,176,401	$524,910,667	—	—
Repurchased	—	—	(854,600)	($8,365,803)
Total	41,176,401	$524,910,667	(854,600)	($8,365,803)

1Semiannual period from 11-1-07 to 4-30-08. Unaudited.

20	Patriot Premium Dividend Fund II | Semiannual report

On March 31, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund will offer to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve week measurement period. The tender offer will occur twice a year if the thresholds are met, with the Board of Trustees to review the program annually.

Dutch Auction Rate Transferable Securities preferred shares

The Fund issued DARTS, 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A, B, C, D, E and F ranged from 4.10% to 5.40%, from 4.17% to 5.38%, from 4.21% to 6.70%, from 4.41% to 5.80%, from 4.07% to 5.55% and from 4.11% to 5.80%, respectively, during the period ended April 30, 2008. Accrued dividends on DARTS are included in the value of DARTS on the Fund’s Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund’s bylaws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs,which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 5
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2008, aggregated $54,075,416 and $85,705,513, respectively.

Semiannual report | Patriot Premium Dividend Fund II	21

Note 6
Reorganizations

On May 29, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Preferred Dividend Fund (PPF), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007.

As a result of the reorganization, each holder of PPF common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder’s shares in . As of the close of business on May 29, 2007, the NAV of PPF was $13.9415 per common share and the NAV of the Fund was $13.0489 per common share. Each common share of PPF was converted into 1.06840725 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 7,753,648 common shares of the Fund for the net assets of PPF, which amounted to $101,176,582, including the total of $4,956,976 of unrealized appreciation, after the close of business on May 29, 2007.

As a result of the reorganization, the holders of preferred shares of the PPF received Series E preferred shares of the Fund with a dividend rate of 4.10% for a dividend period ending July 16, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 4, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Global Dividend Fund (PGD), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007.

As a result of the reorganization, each holder of PGD common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder’s shares in PGD. As of the close of business on June 4, 2007, the NAV of PGD was $14.6699 per common share and the NAV of the Fund was $13.0530 per common share. Each common share of PGD was converted into 1.12386918 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 9,378,382 common shares of the Fund for the net assets of PGD, which amounted to $122,416,014, including the total of $10,982,782 of unrealized appreciation, after the close of business on June 4, 2007.

As a result of the reorganization, the holders of preferred shares of PGD received Series F preferred shares of the Fund with a dividend rate of 4.14% for a dividend period ending July 22, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 25, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Premium Dividend Fund I (PDF) into the Fund, pursuant to the plan of reorganization approved by the Board of Trustees of PDF on December 5, 2006 and by the shareholders at a Special Meeting of PDF on May 2, 2007.

As a result of the reorganization, each holder of PDF common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder’s shares in . As of the close of business on June 25, 2007, the NAV of PDF was $9.8189 per common share and the NAV of the Fund was $12.4533 per common share. Each common share of PDF was converted into .78846147 of a common share of the Fund.

22	Patriot Premium Dividend Fund II | Semiannual report

The acquisition was accounted for as a tax-free exchange of 12,057,605 common shares of the Fund for the net assets of PDF, which amounted to $150,156,978, including the total of $7,233,142 of unrealized appreciation, after the close of business on June 25, 2007.

As a result of the reorganization, the holders of preferred shares of PDF received Series C preferred shares of the Fund with a dividend rate of 4.24% for a dividend period ended August 12, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On October 10, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Select Dividend Trust (DIV), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of PDF on May 2, 2007.

As a result of the reorganization, each holder of DIV common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder’s shares in DIV. As of the close of business on October 10, 2007, the NAV of DIV was $15.10 per common share and the NAV of the Fund was $12.61 per common share. Each common share of DIV was converted into 1.19743657 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 11,986,828 common shares of the Fund for the net assets of DIV, which amounted to $151,161,093, including the total of $10,857,006 of unrealized appreciation, after the close of business on October 10, 2007.

As a result of the reorganization, the holders of preferred shares of DIV received Series D preferred shares of the Fund with a dividend rate of 5.50% for a dividend period ending November 27, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

Note 7
Subsequent event

In May 2008, the Fund’s Trustees approved a plan whereby a third party commercial bank has agreed to provide a credit facility that will enable a refinancing of the Fund’s DARTS. The facility will be used to redeem and replace 100 percent of the outstanding DARTS and will allow the Fund to change its form of leverage from DARTS to debt. The redemption of all series is expected to be completed by July 2008.

Semiannual report | Patriot Premium Dividend Fund II	23

Investment objective and policy

The Fund’s investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Effective January 25, 2008 the Trustees approved the following investment policy change: The Fund’s investment policy that the Fund will invest more than 65% of total assets in securities of companies in the utilities industry was replaced by the fundamental restriction which states that the Fund will invest more than 25% of total assets in securities of issuers primarily engaged in the utilities industry.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

24	Patriot Premium Dividend Fund II | Semiannual report

Dividends and distributions

During the period ended April 30, 2008, dividends from net investment income totaling $0.288 per share and distributions from capital gains totaling $0.01396 were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2007	$0.048
December 31, 2007	0.048
January 31, 2008	0.048
February 29, 2008	0.048
March 31, 2008	0.048
April 30, 2008	0.048

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION

December 31, 2007	$0.01396

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a

Semiannual report | Patriot Premium Dividend Fund II	25

dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

26	Patriot Premium Dividend Fund II | Semiannual report

Shareholder meeting

On March 31, 2008, the Annual Meeting of the Fund was held to elect three Trustees. Proxies covering 51,533,292 common shares were voted at the meeting.

The common shareholders elected the following Trustees to serve until successors are duly elected and qualified. The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James F. Carlin	49,555,430	1,977,862 (common shares)
William H. Cunningham	49,500,625	2,032,667 (common shares)

Due to the insufficient number of preferred shareholder votes on the proposal to elect a Trustee, the meeting for the preferred shares was adjourned until April 29, 2008, at which time proxies covering 2,537 preferred shares voted at the meeting.

The preferred shareholders elected the following Trustee to serve until his successor is duly elected and qualified.

The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

John A. Moore	2,380	157 (preferred shares)

Semiannual report | Patriot Premium Dividend Fund II	27

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Patriot
Premium Dividend Fund II

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Patriot Premium Dividend Fund II (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group) selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006;1 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group; (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale; (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vi) the background and experience of senior management and investment professionals; and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services

28	Patriot Premium Dividend Fund II | Semiannual report

provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund’s performance during the 5- and 10-year periods was lower than the performance of the Peer Group median, but higher than the performance of its benchmark index, the Lehman Brothers Aggregate Bond Index. The Board also noted that the Fund’s performance during the 5-year period was higher than its other benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index. The Board viewed favorably that Fund’s more recent performance during the 1- and 3-year periods was higher than the performance of the Peer Group median and its benchmark indexes.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Expense Ratio was higher than the Peer Group median. The Board also noted the differences in the funds included in the Peer Group, including differences in the employment of fee waivers and reimbursements.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose

Semiannual report | Patriot Premium Dividend Fund II	29

profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Patriot Premium Dividend Fund II. Therefore, Morningstar did not provide such an analysis.

30	Patriot Premium Dividend Fund II | Semiannual report

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Transfer agent for
James F. Carlin, Chairman	Chief Financial Officer	common shareholders
James R. Boyle†		Mellon Investor Services
William H. Cunningham	Gordon M. Shone	Newport Office Center VII
Charles L. Ladner*	Treasurer	480 Washington Boulevard
Dr. John A. Moore*		Jersey City, NJ 07310
Patti McGill Peterson*	John G. Vrysen
Steven R. Pruchansky	Chief Operating Officer	Transfer agent for
*Members of the Audit Committee		preferred shareholders
†Non-Independent Trustee	Investment adviser	Deutsche Bank Trust
	John Hancock Advisers, LLC	Company Americas
Officers	601 Congress Street	280 Park Avenue
Keith F. Hartstein	Boston, MA 02210-2805	New York, NY 10017
President and
Chief Executive Officer	Subadviser	Legal counsel
	MFC Global Investment	Kirkpatrick & Lockhart
Thomas M. Kinzler	Management (U.S.), LLC	Preston Gates Ellis LLP
Secretary and Chief Legal Officer	101 Huntington Avenue	One Lincoln Street
	Boston, MA 02199	Boston, MA 02111-2950
Francis V. Knox, Jr.
Chief Compliance Officer	Custodian	Stock symbol
	Bank of New York Mellon	Listed New York Stock
	One Wall Street	Exchange: PDT
New York, NY 10286
For stockholder assistance
refer to page 26

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	EASI-Line	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

Patriot Premium Dividend Fund II | Semiannual report	31

1-800-225-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P20SA	4/08
6/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

     (a) Not applicable.

     (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

	REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
			Shares Purchased	of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
Period	Shares Purchased *	per Share	Announced Plan	Under the Plan

November 1, 2007 to
Novermber 30, 2007	0	0	n/a	n/a

December 1, 2007 to
December 31, 2007	0	0	n/a	n/a

January 1, 2008 to
Janaury 31, 2008	195,100	$10.0718	n/a	n/a

February 1, 2008 to
February 29, 2008	350,200	$10.0114	n/a	n/a

March 1, 2008 to
March 31, 2008	309,300	$9.3291	n/a	n/a

April 1, 2008 to
April 30, 2008	0	0	n/a	n/a

Total	854,600	$9.7891

* In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2008. During the period ended April 30, 2008, the Fund repurchased 854,600 common shares or 1.52% of the outstanding common shares.

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2008. During the period ended April 30, 2008, the Fund repurchased 854,600 common shares or 1.52% of the outstanding common shares.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 19, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: June 19, 2008